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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
              ----------------------------------------------------

                      VICTORY CAPITAL HOLDINGS CORPORATION
                      ------------------------------------
                 fka NEW ENVIRONMENTAL TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   87-0564472
                      (IRS Employer Identification Number)

           7860 Mission Center Court #100 San Diego, California 92108
                    (Address of principal executive offices)

                              John Smaha, Attorney
                         7860 Mission Center Court #100
                           San Diego, California 92108
                     (Name and address of agent for service)

                                 (866) 570-6992
          (Telephone number, including area code of agent for service)



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INTRODUCTION

     This Report is filed for the sole purpose of providing more current information about matters pertaining to the direction of the company.

     ITEM  1.  CHANGE OF CONTROL OF REGISTRANT.

     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  5.  OTHER  EVENTS.

(A) On November 1, 1995 the Company signed and effected a Certificate of Amendment with the Secretary of State in Nevada to amend the authorized common shares from 500,000,000 at a 0 par, to 100,000,000 at a $.001 par. As of this date that amendment is not recognized by the Secretary of State of Nevada or the transfer agent of the Company, Jersey Transfer and Trust Company. As of the date, November 1, 1995, the Board has a document signed, sealed and date stamped by the Secretary of State dated November 1, 1995, signed by Dean Heller, with a file locater number of C27716.

      It is the opinion of this Board that the Certificate of Amendment will be re-filed with the Secretary of State of Nevada to accurately reflect the change dated November 01, 1995.

      The change has been reflected in all previous financial statements and no further action and/or adjustments are required.

(B) CHANGE OF MANAGEMENT.

NONE

     ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS. None to date.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

May 8, 2003

VICTORY CAPITAL HOLDINGS CORPORATION
fka  NEW ENVIRONMENTAL TECHNOLOGIES CORPORATION

/s/ Harold Gregg
---------------------------------
Harold Gregg, President,
Chief Executive Officer and
Principal Financial Officer